KeyCorp Fourth Quarter 2023 Earnings Review January 18, 2024 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

Forward-looking Statements and Additional Information This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward- looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity” and “cash efficiency ratio.” Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 49 of our Form 10-Q dated September 30, 2023. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain items is disclosed separately, the after-tax amount is computed using the marginal tax rate, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles 2

2023 Results

Strengthened the foundation to drive sound, profitable growth moving forward

- Supported clients through dynamic market conditions
  - Growth in commercial clients and consumer households
  - Raised $80Bn in capital for our clients
- Navigated balance sheet through volatile markets
  - Focused on relationships, primacy and quality deposits, while deemphasizing non-relationship business
  - Significantly improved funding and liquidity
- Improved capital position
  - CET1 ratio increased 90bps in 2023, above target range of 9-9.5%
  - Achieved ~$14Bn reduction in RWAs, exceeding full year target(1)
- Focused on expense management – simplifying and streamlining our businesses
  - Held core expenses relatively stable, despite inflationary headwinds
  - Continued to invest in differentiated fee-based businesses
- Maintained solid credit quality and strong risk management discipline
  - Net charge-offs to average loans remain near historic lows
  - Proven and mature underwrite-to-distribute business model
  - Low exposure to leveraged lending, office, and other high-risk categories
- Well-positioned for the future
  - Significant NII opportunity from swaps and US Treasuries maturing
  - Advantaged from strong fee businesses; upside as capital markets normalize
  - High-quality portfolio with strong credit quality

10.0%	+16%	+$3Bn	+4% / +3%	21bps
Common Equity Tier 1(2)	Increase in Tangible Book Value / Share QoQ	Increase in Deposits (period-end basis)	Growth in Commercial Clients and Consumer Relationship Households	NCOs to Average Loans

Note: All metrics are full year unless otherwise noted
(1) 12/31/2023 figures are estimated; 12/31/2023 figures are estimated and reflect Key's election to adopt the CECL optional transition provision

3

Financial Review

EOP = End of Period; (1) Selected items include FDIC special assessment, efficiency related expenses, and a pension settlement charge; please see slide 30 for breakout on Selected Items Impact on Earnings; (2) Non-GAAP measure: see appendix for reconciliation; (3) 12/31/2023 ratios are estimated and reflect Key's election to adopt the CECL optional transition provision 5 EPS – assuming dilution $.03 $.29 $ .38 (89.7) % (92.1) % Cash efficiency ratio(2) 88.6% 70.3% 60.3% 1,830 bps 2,830 bps Return on average tangible common equity(2) 1.5 12.4 18.1 (1,090) (1,660) Return on average total assets .14 .62 .83 (48) (69) Net interest margin 2.07 2.01 2.73 6 (66) Common Equity Tier 1(3) 10.0% 9.8% 9.1% 20 bps 90 bps Tier 1 risk-based capital(3) 11.7 11.4 10.6 30 110 Tangible common equity to tangible assets(2) 5.1 4.4 4.4 70 70 NCOs to average loans .26% .24% .14% 2 bps 12 bps NPLs to EOP portfolio loans .51 .39 .32 12 19 Allowance for credit losses to EOP loans 1.60 1.54 1.31 6 29 Profitability Capital Asset Quality 4Q23 3Q23 4Q22 LQ Δ Y/Y Δ Continuing operations, unless otherwise noted Financial Highlights Includes $0.22 impact from selected items(1)

6 $80.9 $83.0 $84.0 $81.5 $78.6 $36.8 $36.8 $36.6 $36.1 $35.3 4.57% 5.01% 5.26% 5.41% 5.51% 1.00% 4Q22 1Q23 2Q23 3Q23 4Q23 Average Consumer Average Commercial $ in billions ▪ Average loans down 3% from 4Q22 − Decline in C&I loans (-$1.5Bn) − Decrease in average consumer loans (-$1.4Bn) driven by a decline in home equity and consumer direct loans ▪ Average loans down 3% from 3Q23 − Driven by our balance sheet optimization efforts as we deemphasize non-relationship business − Decline in average commercial loans (-$3.0Bn) reflective of a decrease in C&I loans − Decline in average consumer loans (-$727MM) driven by lower consumer mortgage and home equity loan balances vs. Prior Year vs. Prior Quarter $117.7 $119.8 $120.7 Loans Results reflect our balance sheet optimization efforts as we deemphasize non-relationship business Total Average Loans Highlights $117.6 $113.9 Loan Yield

$87.4 $84.6 $82.5 $83.9 $84.9 $54.4 $52.2 $51.4 $54.9 $56.9 $3.9 $6.6 $9.0 $6.1 $3.3 51 99 149 188 206 4Q22 1Q23 2Q23 3Q23 4Q23 $144.8$145.7 $143.4 $142.9 (1) Other includes treasury brokered deposits and other deposits; (2) Cumulative beta indexed to 4Q21 7 $ in billions Deposits Primacy focus driving customer and deposit growth with average and ending balances up vs. prior quarter ▪ Average deposits were relatively stable from 4Q22 − Decrease driven by changing client behavior reflective of higher interest rates ▪ Grew period-end deposits by $3Bn ▪ Average deposits were relatively stable from 3Q23 − Driven by a seasonal increase in commercial deposit balances − The increase was partly offset by a decline in other time deposits, reflecting lower wholesale deposits ($5Bn of average brokered deposits in 4Q23) vs. Prior Year vs. Prior Quarter ▪ Cumulative total interest-bearing deposit beta: 49%(2) $145.1 Total Average Deposits Highlights Average Consumer Average Commercial Average Other (1) Total deposit cost (bp)

Net Interest Income and Margin

Net interest income in the quarter reflected the continued higher interest rate environment and our balance sheet positioning

Net Interest Income (TE)

$ in millions, continuing operations



$1,227
$1,106
$986
$923
$928
4Q22
1Q23
2Q23
3Q23
4Q23

Net Interest Margin Trend (TE)



2.73%
2.47%
2.12%
2.01%
2.07%
4Q22
1Q23
2Q23
3Q23
4Q23

Net Interest Income Walk (TE)



$923
$66
$58
$(67)
$(52)
$928
3Q23
Reduction in Wholesale Funding
Change in Earning Asset Yields & Mix
Change in Deposit Costs & Mix
Lower Loans & Investments
4Q23

Net Interest Margin Walk (TE)



2.01%
(.04)%
.05%
0.03%
0.02%
2.07%
3Q23
Interest Rate Impacts
Funding Mix & Liquidity
Interest Rate Risk Mgt.
Loans & Lease Balances
4Q23

TE = Taxable equivalent

8

9 ▪ Noninterest income down $61MM (-9%) from 4Q22 − Lower investment banking and debt placement fees (-$36MM) driven by lower syndication fees and M&A advisory fees − Decline in corporate services income (-$22MM) driven by lower customer derivatives trading activity and related revenue vs. Prior Quarter ▪ Noninterest income down $33MM (-5%) from 3Q23 − Decline in other income (-$13MM) driven by a gain on a loan sale in the prior quarter − Decline in cards and payments income (-$6MM) and corporate services income (-$6MM) reflecting lower customer derivatives trading revenue vs. Prior Year $ in millions - up / (down) 4Q23 vs. 4Q22 vs. 3Q23 Trust and investment services income $ 132 $ 6 $ 2 Investment banking and debt placement fees 136 (36) (5) Cards and payments income 84 (1) (6) Service charges on deposit accounts 65 (6) (4) Corporate services income 67 (22) (6) Commercial mortgage servicing fees 48 6 2 Corporate-owned life insurance 36 3 1 Consumer mortgage income 11 2 (4) Operating lease income and other leasing gains 22 (2) - Other income 9 (11) (13) Total noninterest income $ 610 $ (61) $ (33) Continued challenging environment for investment banking and debt placement fees Noninterest Income Noninterest Income Highlights

10 vs. Prior Quarter vs. Prior Year ▪ Noninterest expense up $216MM (+19%) from 4Q22 − Increase was driven by the following select items(1) in the fourth quarter of 2023: − $190MM FDIC special assessment charge − $67MM from efficiency related expenses − $18MM from a pension settlement charge ▪ Noninterest expense up $262MM (+24%) from 3Q23 − Increase was driven by the select impacts(1) listed above Excluding the select items(1), expenses remained relatively stable compared to the prior quarter and down from the year-ago period Noninterest Expense $ in millions - favorable / (unfavorable) 4Q23 vs. 4Q22 vs. 3Q23 Personnel $ 674 $ - $ (11) Net occupancy 65 7 2 Computer processing 92 (10) (3) Business services and professional fees 44 16 (6) Equipment 24 (4) (4) Operating lease expense 18 4 - Marketing 31 - (3) Other expense 424 (229) (237) Total noninterest expense $ 1,372 $ (216) $ (262) Noninterest Expense Highlights Primarily includes (-$39MM) of severance Includes pension settlement (-$18MM), efficiency related expenses (-$24MM), and FDIC special assessment (-$190MM) (1) Selected items include FDIC special assessment, efficiency related expenses, and a pension settlement charge; please see slide 30 for breakout on Selected Items Impact on Earnings

$1,562 $1,656 $1,771 $1,778 1,804 404% 398% 411% 391% 314% 4Q22 1Q23 2Q23 3Q23 4Q23 Allowance for credit losses to NPLsAllowance for credit losses 4Q23 allowance for credit losses to period-end loans of 1.60%$ in millions NCO = Net charge-off NPL = Nonperforming Loans (1) Loan and lease outstandings 11 $41 $45 $52 $71 $76 $265 $139 $167 $81 $102 0.14% 0.15% 0.17% 0.24% 0.26% 4Q22 1Q23 2Q23 3Q23 4Q23 $ in millions NCOs Provision for credit losses NCOs to avg. loans 2.5% 2.8% 3.3% 3.9% 4.4% 4Q22 1Q23 2Q23 3Q23 4Q23 Continuing Operations Disciplined underwriting with net charge-offs remaining below our long-term targeted range Credit Quality 0.15% 0.14% 0.12% 0.15% 0.20% 0.05% 0.05% 0.06% 0.04% 0.09% 4Q22 1Q23 2Q23 3Q23 4Q23 30 – 89 days delinquent 90+ days delinquent Net Charge-offs & Provision for Credit Losses Continuing Operations Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans Allowance for Credit Losses (ACL)

A = Actual; E = Estimated (1) 12/31/23 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Assumes market forwards as of December 31, 2023 12 Strong regulatory capital position with our primary ratio up 20 basis points QoQ and 90 basis points YoY, well above our targeted range Capital Target operating range: 9% - 9.5% Common Equity Tier 1(1) Projected AOCI Impacts(2) $ in billions $(5.2) $(4.0) $(4.2) ~24% ~34% $(3.4) $(3.6) AOCI Forward Rates 12/31/2024 12/31/2025 AOCI Flat Rates 12/31/2024 12/31/2025 AOCI Position 12/31/2023 ~19% ~32% AOCI burn down assuming 6 FOMC target rate cuts in 2024 AOCI burn down assuming rates hold at 12/31/2023 levels 9.1% 9.1% 9.3% 9.8% 10.0% 4Q22 1Q23 2Q23 3Q23 4Q23 ▪ Priorities remain unchanged: focused on supporting relationship clients and dividends ▪ Declared 1Q24 dividend of $.205 per common share

2024 Outlook

FY 2024 Growth (vs. FY 2023)

Balance Sheet	• Average Loans: down 5 - 7% | EOP Loans: relatively stable vs. YE23 balances • Average Deposits: flat to down 2%
Net Interest Income (TE)	• Net interest income: down 2 - 5% ➢ Up low-single digits vs. 4Q23 annualized exit rate ➢ 10%+ 4Q24 vs. 4Q23
Noninterest Income	• Noninterest income: up 5%+ ➢ With upside if capital markets activity normalizes
Noninterest Expense	• Noninterest expense: relatively stable(1)
Credit Quality	• Net charge-offs to average loans: 30 – 40 bps
Taxes	• GAAP tax rate: ~20%

Long-term Targets	Positive operating leverage	Cash efficiency ratio: 54% - 56%	Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps	ROTCE: 16% - 19%

Note: Guidance range: relatively stable: +/- 2%

(1) The noninterest expense guidance excludes the FDIC special assessment of $190MM, efficiency related expenses of $131MM, and a pension settlement charge of $18MM

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2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Tailwinds from Short-term Swaps & Treasuries Maturities(1) (1) Assumes the forward curve as of 12/31/2023 and maturities to occur on the last day of each quarter; only includes swap and Treasury maturities 14 Net Interest Income Outlook Treasuries Swaps $ in millions; cumulative view $78 $112 $140 $180 $219 $3.1 $3.0 $4.5 $4.9 $2.7 $1.7 $1.1 0.37% 0.33% 0.54% 0.49% 0.50% Benefit Realized WA Maturity YieldsTreasuries & Swaps Maturities Schedule $ in billions ▪ ~$180MM annualized benefit in 4Q run rate ▪ ~$85MM of benefit realized in 2023 1 ▪ ~$500MM expected total benefit in 2024 ▪ ~$400MM expected incremental benefit FY24 vs. FY23 ▪ ~$330MM expected incremental benefit FY24 vs. 4Q23 annualized run rate 2 ~$900MM expected annualized NII opportunity by 1Q25 3

Net Interest Income Outlook

NII & NIM Outlook


10%+ growth
$1Bn+
2.40 – 2.50%
2.01%
2.07%
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Margin (TE)

Other Key Inputs & Assumptions

- Interest Rates: Blend of 12/31/23 and 1/5/24 forward curves
- Loan Balances
  - Period-end loans relatively stable (12/31/24 vs 12/31/23)
- Deposit Costs
  - Deposit costs peak in 1H24
  - Lag in Consumer betas for first few rate cuts
- Deposit Balances and Mix
  - Avg deposits flat to down slightly (4Q24 vs 4Q23)
  - Some continued modest migration from NIB to IB deposits
- Balance Sheet Trends
  - 1Q seasonal deposit declines and day count
  - Loan balances trough in 1H24 and build in 2H24

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Appendix

Positioned for the Future Made significant progress in 2023 to position Key for the future and for the new environment Proactive balance sheet management − Significantly increase CET1 through RWA optimization − Vastly improved liquidity and funding profile Repositioned Company in 2023 45016 45291 1Q23 4Q23 Well-Positioned Moving Forward Wholesale Funding(1) Brokered Deposits 40%34% 3/31/23 12/31/23 3/31/23 12/31/23 (1) Wholesale funding includes Federal funds purchased and securities sold under repurchase agreements, bank notes and other short-term borrowings, and long-term debt Targeted expense reductions to hold expenses relatively stable Right-sized the balance sheet ✓ ✓ ✓ ✓ Franchise momentum, client growth, consistent business flows, strong deposit performance ✓ Upside to capital markets recovery ✓ Strengths play to market trends − Strong fee businesses − Underwrite-to-distribute business model ✓ Core funded balance sheet more resilient to changes in interest rates ✓ Benefit from the roll-off of swaps and Treasuries − ~$900MM annualized NII opportunity by 1Q25 ✓ High quality portfolio with strong credit quality − Low exposure to hot spots including leveraged lending, office, and construction 17

Strengthened the Balance Sheet

Significant Funding Improvement

~$12Bn Reduction in Highest-Cost Funding Sources

$ in billions



$34.2
$(7.0)
$(3.2)
$(1.3)
$22.6
Avg Cost: 6.5%
Debt: 3/31/2023(1)
ST Debt
LT Debt
FF Purchased
Debt: 12/31/2023(1)

~$5B Remix into Core Customer Deposits

$ in billions



$144.1
$(3.3)
$4.8
$145.6
Deposits: 3/31/2023
Deposits: Brokered
Deposits: Customers
Deposits: 12/31/2023

Earning Asset Optimization

~90 bps CET1 Build in 9 months



9.1%
20bps
50bps
20bps
10.0%
CET1: 3/31/2023
Q2
Q3
Q4
CET1: 12/31/2023

Significant RWA Optimization With Limited Earnings Impact

$ in billions



$162.9
$(6.8)
$(4.7)
$(2.8)
$148.8
RWA: 3/31/2023
Loan Reduction(2)
Optimization(2)
Unused Lines(2)
RWA: 12/31/2023 (3)

(1) Wholesale funding includes Federal funds purchased and securities sold under repurchase agreements, bank notes and other short-term borrowings, and long-term debt; (2) Information may not foot to data contained in FR Y-9C; (3) 12/31/2023 figures are estimated; table may not foot due to rounding

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$ in billions, as of 12/31/2023 ▪ $13.1Bn of uninsured deposits are collateralized by government-backed securities ▪ Commercial deposit balances driven by relationship client − 79% of commercial deposits in core operating accounts − ~96% of all commercial deposits have an operating account ▪ Loan-to-deposit ratio: 78%(2) 4Q23 Mix by Insurance Coverage 59% 32% 5% Deposits: A Diverse Core Base Key’s deposit base is made up of over 3.5 million retail, small business, private banking, and commercial clients, with two-thirds of balances covered by FDIC insurance or collateralized 46% 26% 12% 9% 7% Middle Market Business Banking Retail Large Corporate Public Sector Uninsured and Uncollateralized Insured Collateralized 58% 33% 9% $145.6 67% of balances insured or collateralized 58% of balances from retail and business banking clients Note: All figures are based on 12/31/2023 period-end data unless otherwise noted (1) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries; (2) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (1) 4Q23 Mix by Client Highlights $ in billions CDs and other time deposits Savings Noninterest-bearing Demand and MMDA 4Q23 Average Deposit Mix 64% 22% 10%4% $145.1 As of 12/31/2023 19

Commercial Business Loan Detail

Total Commercial Loans

$ in millions		12/31/23	% of total loans
Commercial and industrial	$	55,815	50%
Commercial real estate		18,253	16
Commercial lease financing		3,523	3
Total Commercial	$	77,591	69%

Portfolio Highlights

- Target specific client segments focused in seven industry verticals
- Experienced bankers with deep industry expertise
- Focused on high quality clients
- Small, stable leveraged portfolio: ~2% of total loans
- Strong credit quality metrics
  - Disciplined, consistent underwriting
  - Active surveillance with ongoing portfolio reviews
  - Dynamic assessment of ratings migration



~80% commercial bank credit exposure from relationship(1) clients



>50% of C&I portfolio is investment grade

Targeted Industry Verticals

Consumer | Healthcare | Technology | Energy | Industrial | Real Estate | Public Sector

Commercial & Industrial (C&I)

- Solid middle market portfolio, high-quality borrowers
- Aligning bankers to areas of market opportunity and growth - investing in strategic hires with industry vertical expertise
- C&I loan utilization: 32% in 4Q23

Commercial Real Estate (CRE)

- Focused on relationships with select owners and operators
- Strengthened credit risk profile with strategic exits and growth in targeted client segments
- Since the global financial crisis, we have reduced our overall construction loans (42% in 2008 → 17% at 12/31/23)
- Strategic focus on multifamily, primarily affordable housing

(1) Relationship client is defined as having two or more of the following: credit, capital markets, or payments

20

Key has limited exposure to riskier asset classes like office, lodging, and retail 21 $ in millions, non-owner occupied 12/31/23 % of total loans Multifamily $ 8,853 7.9% Industrial 802 <1% Retail 1,098 1% Senior Housing 775 <1% Office 824 <1% B and C Class Office in Central Business Districts 112 N/A Lodging 222 <1% Other 1,884 1.7% Total Non-owner Occupied Commercial Real Estate $ 14,458 13% Office Loans as a Portion of Total Loans (1) Source: 10-Q filing data as of 9/30/2023 – peers include BAC, CFG, JPM, MTB, PNC, TFC, WFC, and ZION, as others do not report data on office balances Portfolio by Asset Class Office Loan Detail Commercial Real Estate Loan Portfolio Detail ▪ $0 non-owner-occupied construction ▪ Nonperforming loans: 6.9% ▪ Delinquencies: ‒ 30 – 89 Day: 1.79% ‒ 90+ day: 0.00% Office Highlights 0.7% 3.1% Key Peer Median (1)

Portfolio Highlights ▪ Prime & super prime client base focused on relationships ▪ Continuing to invest in digital to drive future growth 768 weighted average FICO at origination Note: Table may not foot due to rounding (1) Indirect auto portfolio was sold on 9/10/21 Total Consumer Loans 22 $ in billions 12/31/23 % of total loans WA FICO at origination Consumer mortgage $ 20,958 19% 753 Home equity 7,139 6 801 Consumer direct 5,890 5 757 Credit card 1,002 1 792 Consumer indirect(1) 26 N/A N/A Total Consumer $ 35,015 31% 768 ▪ Assets under management of $54.9Bn, up $3.6Bn from the year-ago period ▪ Collaborating with businesses across Key, representing strong cross-sell opportunities ▪ Launched Key Private Client in 2023 and have seen compelling traction, adding mass affluent households, growing both investments and deposits Wealth Management $ in millions Assets Under Management $51.3 $53.7 $54.0 $52.5 $54.9 4Q22 1Q23 2Q23 3Q23 4Q23 +7% Growth Consumer Business Detail

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[3] / average loans (%)[4]	Nonperforming loans	Ending allowance	Allowance / period-end loans (%)[4]	Allowance / NPLs (%)[4]
	12/31/23	4Q23	4Q23	4Q23	12/31/23	12/31/23	12/31/23	12/31/23
Commercial and industrial[1]	$ 55,815	$ 56,664	$ 38	.27%	$ 297	$ 556	1.00%	187.28%
Commercial real estate:								
Commercial Mortgage	15,187	15,346	23	.59	100	419	2.76	418.99
Construction	3,066	3,028	(1)	(.13)	-	53	1.72	-
Commercial lease financing[2]	3,523	3,568	(1)	(.11)	-	33	.92	N/M
Real estate – residential mortgage	20,958	21,113	(1)	(.02)	71	162	.77	228.15
Home equity	7,139	7,227	(2)	(.11)	97	86	1.20	88.18
Consumer direct loans	5,890	5,987	13	.86	3	121	2.06	N/M
Credit cards	1,002	987	7	2.81	5	78	7.80	N/M
Consumer indirect loans	26	28	-	-	1	1	4.17	106.87
Continuing total	$ 112,606	$ 113,948	$ 76	.26%	$ 574	$ 1,508	1.34%	262.78%
Discontinued operations	339	348	1	1.14	3	16	4.84	546.82
Consolidated total	$ 112,945	$ 114,296	$ 77	.27%	$ 577	$ 1,525	1.35%	264.25%

(1) Loan balance includes $207 million of commercial credit card balances at December 31, 2023; (2) Commercial lease financing includes receivables held as collateral for a secured borrowing of $7 million at December 31, 2023. Principal reductions are based on the cash payments received from these related receivables; (3) Net loan charge-off amounts are annualized in calculation; (4) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in table

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Prime 8% 1M SOFR 21% 3M SOFR 7% O/N SOFR 25% Fixed 37% Other 2% Loan Composition(1) Deposit Mix(2) ▪ Attractive business model with relationship-oriented lending franchise − Over 60% of loans are floating rate − Core funded franchise with loan to deposit ratio of 78%(4) ▪ Investment portfolio positioned to store liquidity, manage interest rate risk, and supplement earnings by reinvesting maturing securities at higher rates ▪ Average investment balances reflect portfolio runoff and limited reinvestment in 4Q23 24 Noninterest- bearing Interest- bearing 22% $8.3 $8.9 $9.4 $9.0 $8.7 $39.2 $39.2 $38.9 $37.3 $35.6 1.91% 1.98% 2.04% 2.06% 2.26% 4Q22 1Q23 2Q23 3Q23 4Q23 Average AFS securities Average yield(3)Average HTM securities $ in billions Average Total Investment Securities Balance Sheet Management Detail 4Q23 Balance Sheet Mix and Trends Highlights $50.2 $47.5 $48.1 $46.3 $44.3 78% (1) Loan statistics based on 12/31/2023 ending balances; (2) Deposit statistics based on 12/31/2023 average balances; (3) Yield is calculated on the basis of amortized cost; (4) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

Hedging Strategy

Opportunistically locking in future benefit while managing downside risk

Hedging Strategy

- Balancing desire to lock in potential benefit in the midst of macroeconomic uncertainty and an inverted yield curve
  - Sensitive to the level of short-term rates while positioning for potential economic weakness
  - Mindful towards increased levels of current and expected volatility
- Continually evaluating opportunities to protect and enhance NII and capital while taking a measured approach to hedge replacement

2023 ALM Hedge Actions[(1)]



$ in billions
$8.3
$2.0
$8.3
$3.3
$8.3
$3.5
$3.3
$8.3
$3.5
$3.3
$7.3
$2.9
$2.5
$7.3
$1.2
$5.7
4Q23
1Q24
2Q24
3Q24
4Q24
2025
2026
Forward-starting Rec Fixed Swaps
Spot Starting Pay Fix Swaps
Floor Spreads

(1) Chart includes forward-starting swaps and floor spreads since 4Q22

Hedge Portfolio

$ in billions	12/31/2023
ALM Hedges	$ 15.0
ALM Forward Hedges	7.3
Debt Swaps	10.4
Securities Hedges	8.7
Non-zero Loan Floors	8.1

2023 ALM Hedge Actions

- 1Q23: Added $3Bn of forward-starting receive fixed swaps - WA receive rate: 3.4%
- 1Q23: Executed $3.3Bn of forward-starting floor spreads - WA buy strike: 3.4%, WA sold strike: 2.3%
- Executed $8.3Bn of spot pay fix swaps ($1.0Bn in 1Q23, $6.75Bn in 3Q23, $500MM in 4Q23) – WA pay rate: 4.2%
- 4Q23: Terminated $7.5Bn of receive fixed CF swaps scheduled to mature throughout 2024 – WA receive rate 0.5%

25

26 Projected Cash Flows & Maturities (under implied forward rates) Floating Rate (including hedges) Existing Portfolio Repricing Characteristics Highlights Investment Portfolio $ in billions $0.7 $1.5 $2.6 $2.9 $0.3 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 1Q24 2Q24 3Q24 4Q24 1Q25 0.45% WA yield on portfolio $ in billions .48%.44%.45%.29% Short-term Treasury Maturities WA Maturity Yield Short-term Treasury Maturities .63% ▪ Portfolio used primarily for liquidity and interest rate risk management ‒ Portfolio composed primarily of agency MBS and CMOs ‒ Agency MBS/CMO investments constructed to limit extension risk ‒ Short-term Treasury/Agency portfolio stores liquidity and provides yield enhancement opportunity with runoff through 1Q25 ‒ Portfolio yield excluding short-term Treasury/Agency securities: 2.6% ▪ Available for sale portfolio duration of 4.3 years as of 12/31/2023 (including securities hedges) ▪ Executed $500MM of fair value securities hedges (4.46% WA rate) to manage interest rate risk $21.9 $14.5 $13.2 2024 2025 2026

27 Remaining maturity, as of December 31, 2023 $ in millions Agency Residential Collateralized Mortgage Obligations Agency Residential Mortgage- backed Securities Agency Commercial Mortgage- backed Securities Asset- backed Securities Other Total One year or less $ 14 $ - $ 4 $ 733 $ 4 $ 755 After 1 through 5 years 1,446 112 2,155 2 25 3,740 After 5 through 10 years 2,562 8 278 3 - 2,851 After 10 years 1,148 45 36 - - 1,229 Amortized Cost 5,170 165 2,473 738 29 8,575 Fair Value 4,896 152 2,270 709 29 8,056 Remaining maturity, as of December 31, 2023 $ in millions U.S. Treasury, Agencies, and Corporations Agency Residential Collateralized Mortgage Obligations Agency Residential Mortgage- backed Securities Agency Commercial Mortgage- backed Securities Total One year or less $ 7,711 $ 29 $ 1 $ 72 $ 7,813 After 1 through 5 years 1,090 1,653 2,303 2,633 7,679 After 5 through 10 years 117 8,949 830 5,372 15,268 After 10 years 108 4,847 455 1,015 6,425 Fair Value 9,026 15,478 3,589 9,092 37,185 Available for Sale (AFS) Held to Maturity (HTM) Securities Maturity Schedule

28 $ in millions (1) For the three months ended December 31, 2023, September 30, 2023, and December 31, 2022, intangible assets exclude $1 million, $1 million, and $2 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended December 31, 2023, September 30, 2023, and December 31, 2022, average intangible assets exclude $1 million, $1 million, and $2 million, respectively, of average purchased credit card receivables GAAP to Non-GAAP Reconciliation 12/31/2023 9/30/2023 12/31/2022 Tangible common equity to tangible assets at period end Key shareholders' equity (GAAP) 14,637$ 13,356$ 13,454$ Less: Intangible assets (1) 2,806 2,816 2,844 Preferred Stock (2) 2,446 2,446 2,446 Tangible common equity (non-GAAP) 9,385$ 8,094$ 8,164$ Total assets (GAAP) 188,281$ 187,851$ 189,813$ Less: Intangible assets (1) 2,806 2,816 2,844 Tangible assets (non-GAAP) 185,475$ 185,035$ 186,969$ Tangible common equity to tangible assets ratio (non-GAAP) 5.06% 4.37% 4.37% Average tangible common equity Average Key shareholders' equity (GAAP) 13,471$ 13,831$ 13,168$ Less: Intangible assets (average) (3) 2,811 2,821 2,851 Preferred Stock (average) 2,500 2,500 2,500 Average tangible common equity (non-GAAP) 8,160$ 8,510$ 7,817$ Three months ended

29 $ in millions GAAP to Non-GAAP Reconciliation 12/31/2023 9/30/2023 12/31/2022 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) 30$ 266$ 356$ Average tangible common equity (non-GAAP) 8,160 8,510 7,817 Return on average tangible common equity from continuing operations (non-GAAP) 1.46% 12.40% 18.07% Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) 30$ 267$ 356$ Average tangible common equity (non-GAAP) 8,160 8,510 7,817 Return on average tangible common equity consolidation (non-GAAP) 1.46% 12.45% 18.07% Cash efficiency ratio Noninterest expense (GAAP) 1,372$ 1,110$ 1,156$ Less: Intangible asset amortization 10 9 12 Adjusted noninterest expense (non-GAAP) 1,362$ 1,101$ 1,144$ Net interest income (GAAP) 921$ 915$ 1,220$ Plus: Taxable-equivalent adjustment 7 8 7 Noninterest income 610 643 671 Total taxable-equivalent revenue (non-GAAP) 1,538$ 1,566$ 1,898$ Cash eff iciency ratio (non-GAAP) 88.6% 70.3% 60.3% Three months ended

30 Selected Items Impact on Earnings (a) Includes items impacting results or trends during the period but are not considered non-GAAP adjustments; (b) Favorable (unfavorable) impact; (c) Impact to EPS reflected on a fully diluted basis; (d) Efficiency related expenses for the three months ended December 31, 2023 consist primarily of $39 million of severance recorded in personnel expense and $24 million of corporate real estate related rationalization and other contract termination or renegotiation costs recorded in other expense; (e) Efficiency related expenses for the three months ended March 31, 2023 consist primarily of $31 million of severance recorded in personnel expense and $28 million of corporate real estate related rationalization and other contract termination or renegotiation costs recorded in other expense. $ in millions; except per share amounts Pretax (b) Quarter to date results Amount Net Income EPS (c) Three months ended December 31, 2023 Efficiency related expenses (d) (67)$ (51)$ (0.05)$ Pension settlement (other expense) (18) (14) (0.02) FDIC special assessment (other expense) (190) (144) (0.15) Total selected items (275) (209) (0.22) Three months ended September 30, 2023 None -- -- -- Three months ended June 30, 2023 None -- -- -- Three months ended March 31, 2023 Efficiency related expenses (e) (64) (49) (0.05) Year to date results Twelve months ended December 31, 2023 Efficiency related expenses (131) (100) (0.10) Pension settlement (other expense) (18) (14) (0.02) FDIC special assessment (other expense) (190) (144) (0.15) Total selected items (339)$ (258)$ (0.27)$ After-tax at marginal rate (b) Selected Items Impact on Earnings (a) (Dollars in millions, except per share amounts)